UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  December 5, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As previously announced, in connection with a restructuring of its workforce that commenced on April 21, 2008, Theravance, Inc. (the “Company” or “Theravance”) eliminated the position of Senior Vice President of Technical Operations, held by Dr. Arthur Campbell.  Dr. Campbell’s employment with Theravance ended on December 5, 2008.

(e)           In connection with his termination of employment, the Company intends to enter into a letter agreement (the “Separation Agreement”) with Dr. Campbell pursuant to which Theravance agrees to pay Dr. Campbell a severance payment of $197,742 following his cessation of employment based on his length of employment and level of seniority at Theravance, and health insurance premiums through December 31, 2009, or earlier if Dr. Campbell accepts new employment.  The Separation Agreement also contains certain restrictive covenants, releases and other customary terms and conditions. The foregoing description of the Separation Agreement does not purport to be complete, and is qualified in its entirety by reference to the form of Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Theravance and Dr. Campbell also entered into a consulting agreement dated December 6, 2008 (the “Consulting Agreement”) pursuant to which Dr. Campbell has agreed to perform consulting services three and a half days per week in a variety of technical operations areas including process chemistry, formulation, manufacturing and quality assurance.  As full consideration for these services, Dr. Campbell will receive a monthly consulting fee of $21,422 and his outstanding stock options and restricted stock unit award will continue to vest until the expiration of the Consulting Agreement at the end of 2009, unless earlier terminated under certain circumstances.  The foregoing description of the Consulting Agreement does not purport to be complete, and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description
Exhibit 10.1	Form of Separation Agreement between Theravance, Inc. and Dr. Arthur Campbell
Exhibit 10.2	Consulting Agreement dated December 6, 2008 between Theravance, Inc. and Dr. Arthur Campbell

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: December 11, 2008	By:	/s/ Rick E Winningham

Rick E Winningham
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Form of Separation Agreement between Theravance, Inc. and Dr. Arthur Campbell
10.2	Consulting Agreement dated December 6, 2008 between Theravance, Inc. and Dr. Arthur Campbell